WLR&K DRAFT
                                                              8/4/95

                                                        Exhibit 23.3



                          [Deloitte & Touche Letterhead]




                        CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in this registra-tion statement on Form S-3 (File No. 33-59659) of our report dated February 28, 1994 on our audits of the consolidated fi-nancial statements of Equinox Resources Ltd. We also consent to the reference to our firm under the caption "Experts".



         /s/ Deloitte & Touche

         CHARTERED ACCOUNTANTS


         Vancouver, Canada

         August 9, 1995